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                                                  Exhibit 10.1(d)

                                                        EXECUTION

          THIRD AMENDMENT TO RESTATED CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO RESTATED CREDIT AGREEMENT (herein called the "Amendment") made as of December 20, 1999 by and among Hecla Mining Company, a Delaware corporation ("Borrower"), the undersigned subsidiary guarantors ("Subsidiary Guarantors"), Bank of America, N.A., f/k/a Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., individually and as agent ("Agent"), and the Lenders, including Agent, party to the Original Agreement ("Lenders"), defined below.

                      W I T N E S S E T H:

     WHEREAS, Borrower, Subsidiary Guarantors, Agent and Lenders entered into that certain Restated Credit Agreement dated as of May 7, 1999 (as amended, supplemented, or restated, the "Original Agreement") for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower, Subsidiary Guarantors, Agent and Lenders desire to amend the Original Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                           ARTICLE I.

                   Definitions and References

     Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this
Section 1.2.





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          "Amendment" means this Third Amendment to Restated
     Credit Agreement.

          "Amendment Documents" means (i) this Amendment, (ii) that certain Second Amendment to LLC Pledge Agreement of even date herewith between Borrower and Agent, (iii) that certain Security Agreement of even date herewith by Mountain West, L.L.C. in favor of Agent, as secured party, and (iv) all financing statements and other instruments and certificates relating to the foregoing.

          "Credit Agreement" means the Original Agreement as amended hereby.


                          ARTICLE II.

                Amendments to Original Agreement

     Section 2.1.   Defined Terms.

     (a) Section 1.1 of the Original Agreement is hereby amended to delete the definitions of "Eligible MWCA Inventory" and "Eligible Other Inventory".

     (b)  The definitions of "Eligible Inventory", "Minimum Net
Proceeds", "MWCA Triggering Event", and "Subsidiary Guarantor" in
Section 1.1 of the Original Agreement are hereby amended in their entirety to read as follows:

     " 'Eligible Inventory' means any Product which is owned by Borrower or any Subsidiary Guarantor (excluding each of MWCA, Inc. and Mountain West, L.L.C. following the sale of all or substantially all of the assets or all of the outstanding capital stock thereof) and which:

     (a) is located at a mine or a processing plant owned by Borrower or any Subsidiary Guarantor (excluding each of MWCA, Inc. and Mountain West, L.L.C. following the sale of all or substantially all of the assets or all of the outstanding capital stock thereof) or is in transit to a smelter, mill or refinery owned by any such Persons; and

     (b) such mine or processing plant, or such smelter, mill or refinery:

          (i) IS LOCATED IN THE UNITED STATES in a state in respect of which Agent has received an opinion of counsel, in form and substance satisfactory to Agent, to the effect that the Product located in such state is subject to an enforceable and duly perfected security interest in favor of Agent or, if in transit, will be located in such a state immediately upon reaching its destination, or




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          (ii) IS NOT LOCATED IN THE UNITED STATES, but the
     aggregate amount of all such Product included in the Borrowing Base shall not exceed twenty percent (20%) of all Eligible Inventory; and

     (c) if such Product is located in the United States, such Product is subject to an enforceable security interest in favor of Agent which is duly perfected and of first priority, or if in transit, will be duly perfected and of first priority immediately upon reaching its destination; and

     (d) such Product is fully and adequately insured pursuant to Section 6.8 with Agent named as loss payee as its interests may appear; and

     (e)  such Product is categorized on the Borrower's
Consolidated balance sheet as 'Products on hand and in Transit;
Concentrates and Metals in transit, and Industrial mineral product.' "

     " 'Minimum Net Proceeds' means (x) net proceeds from the sale of assets, capital stock, or ownership interests of MWCA, Inc. and Mountain West, L.L.C. plus (y) Net Proceeds from New Equity in an amount equal to or greater than $25,000,000."

     " 'MWCA Triggering Event' means the first to occur of any of the following (a) the failure by Borrower to sell all of the capital stock or all or substantially all of the assets of MWCA, Inc. by December 31, 1999 or (b) the occurrence of a Default or Event of Default hereunder."

     " 'Subsidiary Guarantor' means each of MWCA, Inc., Mountain
West, L.L.C., Kentucky-Tennessee Clay Company, K-T Feldspar
Corporation, and any other Subsidiary who has guaranteed some or all of the Obligations pursuant to Section 6.14."

     Section 2.2. Agreement to Deliver Security Documents; Sale of MWCA, Inc. Section 6.16(c) of the Original Agreement is hereby amended in its entirety to read as follows:

          "(c) MWCA, Inc. has delivered to Agent Security Documents pursuant to Section 6.16(a) above. Agent has agreed to hold such Security Documents in anticipation of the sale described in Section 6.16(b) and to record the related financing statements (i) only if Borrower fails to sell all of the capital stock or all or substantially all of the assets of MWCA, Inc. by December 31, 1999 or (ii) if earlier, after the occurrence of a Default hereunder."









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     Section 2.3.   Guaranty.  Mountain West, L.L.C. hereby (i)
agrees to irrevocably, absolutely, and unconditionally guarantee to Lenders the prompt, complete, and full payment when due, and no matter how the same shall become due, of all Obligations pursuant to the terms set forth in Article VIIA of the Credit Agreement, (ii) acknowledges and agrees that by becoming a Subsidiary Guarantor hereunder, it agrees to become bound by all terms and provisions of the Credit Agreement relating to Subsidiary Guarantors, including the Guaranty provisions of
Article VIIA of the Credit Agreement, (iii) that it has received a copy of the Credit Agreement prior to its execution of this Amendment, and (iv) that it has received ample time and opportunity to review the provisions of Article VIIA of the Credit Agreement.

     Section 2.4.   Security Schedule.  Schedule 2 to the
Original Agreement is hereby amended in its entirety to read as set forth in Exhibit A attached hereto.

     Section 2.5.   Borrower's Subsidiaries.  Schedule 3 to the
Original Agreement is hereby amended in its entirety to read as set forth in Exhibit B attached hereto.

                         Limited Consent

     Section 2.6. MWCA, Inc. Borrower has informed Agent that it intends to transfer or assign to Mountain West, L.L.C. certain real and personal property owned by MWCA, Inc. that is located in the States of Idaho, Montana, and South Dakota (the "Transfer Property" and the "Transfer"). Subject to the terms and conditions set forth in this Amendment, upon receipt of written notification to Agent at least five (5) Business Days prior to the consummation of the Transfer, Agent and each Lender consent to the consummation of the Transfer; provided that (i) the Transfer Property transferred or assigned pursuant to the Transfer shall be subject to all prior liens and security interests of Agent and Lenders in and to the Transfer Property which arise under any Loan Document, (ii) Borrower shall provide to Agent copies of the instruments (recorded, as appropriate) conveying the Transfer Property to Mountain West, L.L.C. and
(iii) all conditions set forth in Article III below have been satisfied.


                          ARTICLE III.

                  Conditions of Effectiveness

     Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when:

     (a) Agent shall have received all of the following, at Agent's office, duly executed and delivered and in form and substance satisfactory to Agent, all of the following:



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          (i)  the Amendment;

          (ii) a certificate of the Secretary or Assistant Secretary of Borrower and each Subsidiary Guarantor dated the date of this Amendment certifying: (i) that resolutions adopted by the Board of Directors of such Person authorize the execution, delivery and performance of this Amendment and the other Amendment Documents by such Person; (ii) the names and true signatures of the officers of such Persons authorized to sign this Amendment and the other Amendment Documents; and (iii) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness;

          (iii) a copy of the Articles of Organization of Mountain West, L.L.C. certified by the Secretary of State of Idaho;

          (iv)      each Amendment Document;

          (v)  a favorable opinion of Nathaniel K. Adams, Esq.,
     Corporate Counsel and Assistant Secretary of the Borrower, substantially in the form set forth in Exhibit C; and

          (vi) such other supporting documents as Agent may reasonably request.

     (b)  Borrower shall have paid, in connection with such Loan
Documents, all recording, handling, amendment and other fees required to be paid to Agent pursuant to any Loan Documents.

     (c)  Borrower shall have paid, in connection with such Loan
Documents, all other fees and reimbursements to be paid to Agent pursuant to any Loan Documents, or otherwise due Agent and including fees and disbursements of Agent's attorneys.

                          ARTICLE IV.

                 Representations and Warranties

     Section 4.1.   Representations and Warranties of Borrower.
In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

     (a) The representations and warranties contained in subsections of Section 5.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.









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     (b)  Borrower and each Subsidiary Guarantor are duly
authorized to execute and deliver this Amendment and the other Amendment Documents and are and will continue to be duly authorized to borrow monies and to perform their respective obligations under the Credit Agreement. Borrower and each Subsidiary Guarantor have duly taken all corporate or limited liability company action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of their respective obligations hereunder and thereunder.

     (c) The execution and delivery by Borrower and each Subsidiary Guarantor of this Amendment and the other Amendment Documents, the performance by Borrower and each Subsidiary Guarantor of their respective obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation, bylaws, or other organizational documents of Borrower or any Subsidiary Guarantor, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower or any Subsidiary Guarantor, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower or any Subsidiary Guarantor. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower or any Subsidiary Guarantor of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby.

     (d) When duly executed and delivered, each of this Amendment, the other Amendment Documents, and the Credit Agreement will be a legal and binding obligation of Borrower and each Subsidiary Guarantor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

     (e) The audited annual Consolidated financial statements of Borrower dated as of December 31, 1998 and the unaudited quarterly Consolidated financial statements of Borrower dated as of September 30, 1999 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to each Lender. Since such dates no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

     (f) No operating agreement (or other similar limited liability company agreement) has been consented to, adopted or approved by or on behalf of Mountain West, L.L.C.


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                           ARTICLE V.

                         Miscellaneous

     Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

     Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Related Person hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

     Section 5.3.   Loan Documents.  This Amendment is a Loan
Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.5. Counterparts; fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE
FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED
BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL
AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL
AGREEMENTS OF THE PARTIES.

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     IN WITNESS WHEREOF, this Amendment is executed as of the
date first above written.


BORROWER:                          HECLA MINING COMPANY


                                   By:  /s/ John P. Stilwell
                                      ---------------------------
                                        John P. Stilwell
                                        Vice President and Chief
                                        Financial Officer


SUBSIDIARY GUARANTORS:             MWCA, INC.


                                   By:  /s/ J. Gary Childress
                                      ---------------------------
                                        J. Gary Childress
                                        Vice President


                                   KENTUCKY-TENNESSEE CLAY COMPANY


                                   By:  /s/ J. Gary Childress
                                      ---------------------------
                                        J. Gary Childress
                                        Vice President


                                   K-T FELDSPAR CORPORATION


                                   By:  /s/ J. Gary Childress
                                      ---------------------------
                                        J. Gary Childress
                                        Vice President


                                   MOUNTAIN WEST, L.L.C.

                                   By:  Hecla Mining Company, as
                                        sole member


                                   By:  /s/ J. Gary Childress
                                      ---------------------------
                                        J. Gary Childress
                                        Vice President -
                                        Industrial Minerals




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AGENT AND LENDER:                  BANK OF AMERICA, N.A.


                                   By:  /s/ Tracey Barclay
                                      ---------------------------
                                      Name:   Tracey Barclay
                                      Title:  Senior Vice President




LENDERS:                           FIRST SECURITY BANK, N.A.


                                   By:  /s/ Vicki Riga
                                      ---------------------------
                                      Name:   Vicki Riga
                                      Title:  Vice President